(ICON)

Prudential
Mid-Cap
Value Fund

SEMI
ANNUAL
REPORT
July 31, 1998
(LOGO)

Prudential Mid-Cap Value Fund
Performance At A Glance.
The mid-cap market (as measured by the S&P Mid-Cap 400 Index4) peaked on April 22, 1998, and then investors turned away from small- and mid-cap firms in search of the most stable -- and large -- companies. The Prudential Mid-Cap Value Fund lagged the average mid-cap mutual fund tracked by Lipper Analytical Services because of our emphasis on industrial stocks -- a sector that was especially hard hit by the Asian economic slowdown as well as by fears of recession. Our technology stocks, particularly electronics distributors and semiconductor equipment manufacturers, also suffered.

Cumulative
Total
Returns1
As of 7/31/98

                                           Since                    Since
                                         Inception2               Inception2
                                     (Without Sales Charge)   (With Sales Charge)
          Class A                         -11.40%                   -15.83%
          Class B                         -11.50                    -16.50
          Class C                         -11.50                    -12.50
          Class Z                         -11.50                    -11.50
          Lipper Mid-Cap Fund Avg.3        -6.38                       N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year if purchased before October 1998. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, B, C, and Z, 5/11/98.

3The Lipper Since Inception return is for all funds in each share class in the Mid-Cap Fund category.

4The Standard & Poor's Mid-Cap 400 is a weighted, unmanaged index consisting of medium-sized companies, which provides a broad indicator of stock price movements. An investment cannot be made in an index.

        How Investments Compared.
           (As of 7/31/98)
              (GRAPH)

  U.S.        General        General            U.S.
Growth         Bond         Muni Debt         Taxable
 Funds         Funds          Funds          Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Roger Ford & Jay Kaplan, Fund Managers
(PHOTOS)
Portfolio
Managers' Report

The Prudential Mid-Cap Value Fund provides an opportunity for long-term capital growth by investing primarily in stocks of medium-size companies that the managers believe to be undervalued. We follow a traditional value investment style: we look for good businesses with sound management that are selling for substantially less than a fair price. We are aiming at good risk-adjusted returns year after year. There can be no assurance that the Fund will achieve its investment objective.

Time To Shop.
The rapid climb of the U.S. stock market over the past few years created a difficult environment for value investors, who look for stocks priced below what we consider to be their fair value. All stocks were expensive, by historical standards, and there were few underpriced bargains. The recent decline of the stocks of midsize companies, however, has created buying opportunities for us. We believe many companies are selling for much less than their earnings prospects warrant.

Strategy Session.

    Portfolio Composition.
Sectors expressed as a percentage of
   total net assets as of 7/31/98.
           (PIE CHART)

*7% represents obligations under financial futures contracts. It represents exposure to the broad market, not investable funds. See Note 4 in the Notes to Financial Statements.

Industrials -- The Neglected Sector.
As value investors, we buy companies whose earnings prospects are not reflected in their stock prices. About a third of our holdings are industrial companies that benefit from an expanding economy. They are inexpensive because many investors appear to be anticipating a severe recession. In our opinion, continued slow growth is more likely -- a mild recession at worst. If the economy should reverse course, stock prices for mid-cap industrials have fallen to levels that we believe will provide a reasonable return. If economic growth continues, these stocks represent exceptional value. Nonetheless, we plan to increase our diversification with future purchases in nonindustrial sectors.

During our start-up months, we held cash and futures contracts to ease our entry into the markets. We benefited slightly in the declining environment by not being fully invested. Now, we are putting those funds to work at today's advantageous prices. In addition to increasing the number of stocks we hold, we will add to some existing positions, averaging the lower prices into our acquisition costs.

What Went Well.
Bargains Sometimes Are Bought.
When we shop for underpriced companies, we expect that either the stock market or another company eventually will pay us a price for them that reflects their true worth. In the short period since our inception, even in the uncertain current environment, two of our holdings -- Allied Group (up 76%) and Bay Networks (up 39%) -- already have attracted buyout interest. The former is a strong insurance company that sells property and casualty insurance to individuals and small businesses. It has been growing despite a poor business environment. We believe its prior stock price had reflected the conditions affecting the entire industry, not Allied's value; Nationwide Mutual offered to buy it, driving up its price. Similarly, the depressed networking industry gave Northern Telecom room for an attractive offer to Bay Networks.

Five Largest
Holdings.
2.4%           World Color Press, Inc.
               Commercial Services
2.3%           Premark Int'l., Inc.
               Industrial
2.2%           Borg-Warner Automotive, Inc.
               Auto & Truck
2.1%           Reinsurance Group
               of America, Inc.
               Insurance
2.1%           Lincoln Electric Holdings
               Electric Equipment

Expressed as a percentage of net assets as of 7/31/98.

And Not So Well.

A Poor Place To Be.
We had a large proportion of our holdings in industrial firms, and that proved to be a poor place to be this summer. Industrial firms typically do better in growing economies. Investors apparently fear a recession. That might explain why a well-managed cement and steel company like Texas Industries would be down 37%. Manufacturers of agricultural equipment also were hit hard because farmers are expected to spend less on equipment. Agricultural products were cheaper than at any time since June 1995 (as measured by the Goldman Sachs Agricultural Commodity Index). Moreover, U.S. farmers no longer have the government security blanket that protected their income in previous years. We owned New Holland and Case, two leading farm equipment manufacturers. They fell 39% and 44%, respectively, in anticipation of future softening of agricultural equipment sales.

Some other companies we owned face current difficulties: Dexter, a chemical company whose sales to electronics firms are soft (down 34%), and Belden, a wire and cable company exposed to Asian problems (down 37%). Although these firms face some rocky times, they are well-managed and we believe that the sharp drop in their prices was an overreaction.

Looking Ahead.
The pace of U.S. economic growth has slowed, although the economy is still expanding, fueled largely by consumer purchases. Unemploy-ment is low; home sales and consumer confidence have been high. We are concerned that the Asian recession, the difficulties facing industrial firms, and recent negative stock market returns may reduce consumer buying. The growth engine may run out of fuel. We are increasing our diversifi-cation by adding nonindustrial firms and continuing to look for superior firms selling at low prices.  We try to buy primarily companies that already are out of favor, so we believe our stocks are likely to react less to investors' apprehension.
-------------------------------------------------------------------------------
                                  1

A Declining Market Creates Opportunity.

Portfolio Manager Jay Kaplan discusses how value investors find value in today's market.

Q. What characterizes your value style of investing?

A. We look for stocks that are inexpensive on the basis of price/cash flow, price/earnings, price/book value, asset values, breakup values and private market values. We tend to focus on cash flow, because free cash enables good managers to invest in new opportunities, pay back debt, buy back stock, and otherwise add value for investors.

We also look for companies that are not followed by many analysts, where good news can push prices up sharply, and for a catalyst that is likely to produce a major shift in share price, such as a restructuring, merger, asset sale, acquisition, spinoff, or management change. We gain an advantage from our own extensive research. Although sometimes it takes a while for other investors to come around to our view, other times we are just a step ahead of the pack.

For example, one of our current holdings -- Burlington Coat Factory -- has attracted greater analyst interest in the short time since we opened the Fund. Perhaps as a consequence, its share price has appreciated sharply. Two other firms in our portfolio have attracted corporate buyers.

Q. Value stocks have been trailing growth stocks recently. Is this a good environment for value investing?

A. Early in the year, there weren't many value opportunities because the strong flow of money into the stock market had bid up the prices even of unpopular stocks. When we opened the Fund, we had to look very hard to find values we liked. But investors began to fear -- more than we believe is warranted -- that the Asian recession would spread to the U.S. When they flocked to a very small number of familiar companies, they neglected many well-managed firms with good earnings prospects. So the recent decline of mid-cap stocks, although it has hurt our return to date, has created many opportunities for us.

Q. The stocks are inexpensive, but what if they stay that way?

A. No one can predict the future, but our strategy of buying undervalued stocks has worked for us in the past. Good values generally attract buyers sooner or later. In the mid-cap universe, value stocks outperformed growth stocks substantially in 1997 and have provided a higher average return over the past five years as well (according to the Russell Mid-Cap Value and Growth Indexes1). We manage the Mid-Cap Value Fund with the same methods we have been using to manage Prudential's Small-Cap Value Fund.

1The Russell Mid-Cap Value/Growth Indexes measure the performance of companies with lower/higher price-to-book ratios and forecast growth of the 800 smallest companies in the Russell 1000 Index. An investment cannot be made in an index. (PHOTO)
-------------------------------------------------------------------------------
                               2

President's Letter                                          September 8, 1998
(PHOTO)
                            Managing Expectations.

Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks -- a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media have given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the U.S. economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counterproductive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                               3

Portfolio of Investments as of
July 31, 1998 (Unaudited)                   PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
-----------------------------------------------------------
LONG-TERM INVESTMENTS--82.1%
COMMON STOCKS--82.1%
-----------------------------------------------------------
Aerospace/Defense--4.3%
  58,000     GenCorp Inc.                           $ 1,337,625
  28,400     Litton Industries, Inc.(a)               1,627,675
  22,600     Precision Castparts Corp.                1,031,125
                                                    -----------
                                                      3,996,425
------------------------------------------------------------
Auto & Truck--4.0%
  43,400     Borg-Warner Automotive, Inc.             2,042,512
  31,900     Lear Corp.(a)                            1,692,694
                                                    -----------
                                                      3,735,206
------------------------------------------------------------
Chemicals--2.0%
 157,900     Agrium, Inc., (Canada)                   1,884,931
------------------------------------------------------------
Coal--1.3%
  57,500     Arch Coal, Inc.                          1,167,969
------------------------------------------------------------
Commercial Services--2.4%
  65,700     World Color Press, Inc.(a)               2,237,906
------------------------------------------------------------
Electric Utilities--1.1%
  68,700     Niagara Mohawk Power Corp.(a)            1,043,381
------------------------------------------------------------
Electrical Equipment--3.4%
  47,300     Belden Inc.                              1,247,537
  87,000     Lincoln Electric Holdings                1,935,750
                                                    -----------
                                                      3,183,287
------------------------------------------------------------
Electronics--6.3%
  72,100     Arrow Electronics, Inc.                  1,446,506
  31,600     Avnet, Inc.                              1,734,050
  39,800     National Semiconductor Corp.(a)            490,038
  48,300     Varian Associates, Inc.                  1,678,425
  29,800     VLSI Technology, Inc.(a)                   476,800
                                                    -----------
                                                      5,825,819
Engineering & Construction--1.2%
  29,900     Texas Industries, Inc.                 $ 1,113,775
------------------------------------------------------------
Food/Drug Retail--1.3%
  56,200     Richfood Holdings, Inc.                  1,215,325
------------------------------------------------------------
Hospital Management--3.2%
  44,800     Trigon Healthcare, Inc.(a)               1,402,800
  29,900     Universal Health Services, Inc.(a)       1,532,375
                                                    -----------
                                                      2,935,175
------------------------------------------------------------
Housing Related--1.2%
  52,300     D.R. Horton, Inc.                        1,130,988
------------------------------------------------------------
Insurance--12.4%
  33,400     ALLIED Group, Inc.                       1,573,975
  55,200     AmerUs Life Holdings, Inc.               1,721,550
  35,800     Capital Re Corp.                         1,181,400
  30,600     Enhance Financial Services Group
                Inc.                                    960,075
  35,900     Financial Security Assurance
                Holdings Ltd.                         1,869,044
  34,700     Old Republic International Corp.           921,719
  18,600     PMI Group, Inc.                          1,260,150
  32,600     Reinsurance Group of America, Inc.       1,982,487
                                                    -----------
                                                     11,470,400
------------------------------------------------------------
Lodging/Gaming--1.7%
  76,000     Harrah's Entertainment, Inc.(a)          1,605,500
------------------------------------------------------------
Machinery--2.0%
  22,600     Case Corp.                                 766,988
  69,600     New Holland NV (Netherlands)             1,070,100
                                                    -----------
                                                      1,837,088

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
July 31, 1998 (Unaudited)                    PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
-----------------------------------------------------------
Miscellaneous Industrial--14.3%
  60,400     Blount International, Inc.             $ 1,608,150
  32,200     Crane Co.                                1,593,900
  44,200     Harsco Corp.                             1,908,887
  47,300     IDEX Corp.                               1,345,094
  63,300     Mark IV Industries, Inc.                 1,218,525
  40,700     Pentair, Inc.                            1,617,825
  69,000     Premark International, Inc.              2,139,000
  57,900     United Dominion Industries Ltd.          1,791,281
                                                    -----------
                                                     13,222,662
------------------------------------------------------------
Office Equipment & Supplies--1.3%
  65,600     Kimball International, Inc.              1,164,400
------------------------------------------------------------
Oil Exploration & Production--6.4%
  73,200     Oryx Energy Co.(a)                       1,349,625
  58,600     Pioneer Natural Resources Co.            1,153,687
 182,700     Santa Fe Energy Resources, Inc.(a)       1,610,044
 128,400     Vintage Petroleum, Inc.                  1,837,725
                                                    -----------
                                                      5,951,081
------------------------------------------------------------
Railroads--1.6%
  70,000     Wisconsin Central Transportation
                Corp.(a)                              1,437,188
------------------------------------------------------------
Regional Banks--1.5%
  59,200     Peoples Heritage Financial Group,
                Inc.                                  1,339,400
------------------------------------------------------------
Retail--1.8%
  65,800     Burlington Coat Factory Warehouse
                Corp.                                 1,612,100
Savings & Loan--2.9%
  28,000     Astoria Financial Corp.                $ 1,403,500
  40,200     Charter One Financial, Inc.              1,309,013
                                                    -----------
                                                      2,712,513
------------------------------------------------------------
Specialty Chemicals--3.2%
  59,000     Dexter Corp.                             1,615,125
  58,500     Ferro Corp.                              1,345,500
                                                    -----------
                                                      2,960,625
------------------------------------------------------------
Steel--1.3%
  44,400     UCAR International Inc.(a)               1,171,050
                                                    -----------
             Total long-term investments
                (cost $87,881,230)                   75,954,194
                                                    -----------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--18.5%
REPURCHASE AGREEMENT
------------------------------------------------------------
$ 17,087     Joint Repurchase Agreement Account,
                5.61%, 8/3/98
                (cost $17,087,000; Note 5)           17,087,000
                                                    -----------
------------------------------------------------------------
Total Investments--100.6%
             (cost $104,968,230; Note 4)             93,041,194
             Liabilities in excess of other
                assets--(0.6%)                        (515,409)
                                                    -----------
             Net Assets--100%                       $92,525,785
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities (Unaudited)    PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1998
Investments, at value (cost $104,968,230)....................................................................      $ 93,041,194
Cash.........................................................................................................               789
Cash collateral for futures contracts........................................................................           215,000
Deferred expenses and other assets...........................................................................           256,980
Receivable for investments sold..............................................................................           219,805
Receivable for Fund shares sold..............................................................................           110,855
Dividends and interest receivable............................................................................            37,123
                                                                                                                   -------------
   Total assets..............................................................................................        93,881,746
                                                                                                                   -------------
Liabilities
Payable for investments purchased............................................................................           892,662
Accrued expenses.............................................................................................           263,851
Due to broker-variation margin...............................................................................           134,292
Management fee payable.......................................................................................            58,150
Payable for Fund shares reacquired...........................................................................             4,760
Distribution fee payable.....................................................................................             2,246
                                                                                                                   -------------
   Total liabilities.........................................................................................         1,355,961
                                                                                                                   -------------
Net Assets...................................................................................................      $ 92,525,785
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $    104,562
   Paid-in capital in excess of par..........................................................................       104,278,698
                                                                                                                   -------------
                                                                                                                    104,383,260
   Undistrbuted net investment income........................................................................           105,446
   Accumulated net realized gain on investments..............................................................           170,440
   Net unrealized depreciation on investments................................................................       (12,133,361 )
                                                                                                                   -------------
Net assets, July 31, 1998....................................................................................      $ 92,525,785
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($1,147,816 / 129,560 shares of common stock issued and outstanding)...................................             $8.86
   Maximum sales charge (5% of offering price)...............................................................               .47
                                                                                                                   -------------
   Maximum offering price to public..........................................................................             $9.33
                                                                                                                   -------------
                                                                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,387,245 / 269,809 shares of common stock issued and outstanding)...................................             $8.85
                                                                                                                   -------------
                                                                                                                   -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($250,146 / 28,275 shares of common stock issued and outstanding)......................................             $8.85
                                                                                                                   -------------
                                                                                                                   -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($88,740,578 / 10,028,528 shares of common stock issued and outstanding)...............................             $8.85
                                                                                                                   -------------
                                                                                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MID-CAP VALUE FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               May 11, 1998(a)
                                                   Through
Net Investment Income                           July 31, 1998
Income
   Dividends (net of foreign withholding
      taxes of $11,162).....................    $     181,019
   Interest.................................          221,005
                                               ---------------
      Total income..........................          402,024
                                               ---------------
Expenses
   Management fee...........................          149,964
   Distribution fee--Class A................              430
   Distribution fee--Class B................            3,203
   Distribution fee--Class C................              359
   Amortization of deferred organizational
      costs.................................           44,271
   Custodian's fees and expenses............           27,000
   Transfer agent's fees and expenses.......           27,000
   Reports to shareholders..................           15,000
   Legal fees and expenses..................            9,000
   Audit fees and expenses..................            8,000
   Registration fees........................            6,000
   Trustees' fees and expenses..............            5,000
   Miscellaneous............................            1,351
                                               ---------------
      Total expenses........................          296,578
                                               ---------------
Net investment income.......................          105,446
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................          810,015
   Financial futures contracts..............         (639,575)
                                               ---------------
                                                      170,440
                                               ---------------
Net change in unrealized depreciation of:
   Investments..............................      (11,927,036)
   Financial futures........................         (206,325)
                                               ---------------
                                                  (12,133,361)
                                               ---------------
Net loss on investments.....................      (11,962,921)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................    $ (11,857,475)
                                               ---------------
                                               ---------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL MID-CAP VALUE FUND
Statement of Changes in Net Assets (Unaudited)
                                                  May 11, 1998(a)
Increase In                                           Through
Net Assets                                         July 31, 1998
Operations
   Net investment income........................   $     105,446
   Net realized gain on investments.............         170,440
   Net change in unrealized depreciation of
      investments...............................     (12,133,361)
                                                  ---------------
   Net decrease in net assets resulting
      from operations...........................     (11,857,475)
                                                  ---------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold................     104,492,699
   Cost of shares reacquired....................        (209,439)
                                                  ---------------
   Net increase in net assets from Fund share
      transactions..............................     104,283,260
                                                  ---------------
Total increase..................................      92,425,785
Net Assets
Beginning of period.............................         100,000
                                                  ---------------
End of period(b)................................   $  92,525,785
                                                  ---------------
                                                  ---------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment income
of..............................................   $     105,446
                                                  ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements (Unaudited)          PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Prudential Mid-Cap Value Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was organized in Delaware on October 24, 1997 as a business trust. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').

The Fund's investment objective is to achieve long-term capital growth by investing primarily in equity-related securities of mid-cap companies, ranging from $1 billion to $5 billion in market capitalization.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains in excess of loss carryforwards, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)          PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $300,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services, in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensated PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period May 11, 1998 through July 31, 1998.

PSI has advised the Fund that it has received approximately $30,000 in front-end sales charges resulting from sales of Class A shares for the period May 11, 1998 through July 31, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period May 11, 1998 through July 31, 1998, the Fund incurred fees of approximately $1,700 for the services of PMFS. As of July 31, 1998, approximately $1,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

During the period May 11, 1998 through July 31, 1998, PSI received approximately $500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period May 11, 1998 through July 31, 1998 were $94,071,853 and $7,001, respectively.

The cost basis of investments for federal income tax purposes at July 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized depreciation of investments for federal income tax purposes was $11,927,036 (gross unrealized appreciation--$1,643,660; gross unrealized depreciation--$13,570,696).
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)          PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------
During the period ended July 31, 1998, the Fund entered into financial futures contracts. Details of open contracts as of July 31, 1998 are as follows:

                                                  Value at        Value at        Unrealized
  Number of                       Expiration      July 31,         Trade        Appreciation/
  Contracts           Type           Date           1998            Date        (Depreciation)
--------------    ------------    ----------    ------------     ----------     --------------
Long Positions:
35                S&P 400         Sept. 1998     $6,082,125      $6,288,450       $ (206,325)
                                                                                --------------
                                                                                --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1998, the Fund had a 2.2% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $17,087,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Credit Suisse First Boston Corp., 5.67%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,689, due 8/3/98. The value of the collateral including accrued interest is $180,594,823.

Bear, Stearns & Co. Inc., 5.66%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,542, due 8/3/98. The value of the collateral including accrued interest is $179,027,728.

Salomon Smith Barney Inc., 5.64%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,251, due 8/3/98. The value of the collateral including accrued interest is $178,789,931.

Walburg Dillon Read LLC, 5.52%, dated 7/31/98, in the principal amount of $235,118,000, repurchase price $235,226,153, due 8/3/98. The value of the collateral including accrued interest is $240,150,611.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.001 per value per share, equally divided into four classes, designated Class A, Class B, Class C and Class Z shares
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   ------------
May 11, 1998(a) through July 31,
  1998:
Shares sold.........................     143,218   $  1,379,066
Shares reacquired...................     (16,714)      (157,905)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................     126,504      1,221,161
Shares issued upon conversion from
  Class B...........................         556          5,199
                                      ----------   ------------
Net increase in shares
  outstanding.......................     127,060   $  1,226,360
                                      ----------   ------------
                                      ----------   ------------
Class B
------------------------------------
May 11, 1998(a) through July 31,
  1998:
Shares sold.........................     271,118   $  2,601,132
Shares reacquired...................      (3,253)       (30,870)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................     267,865      2,570,262
Shares reacquired upon conversion
  into Class A......................        (556)        (5,199)
                                      ----------   ------------
Net increase in shares
  outstanding.......................     267,309   $  2,565,063
                                      ----------   ------------
                                      ----------   ------------
Class C
------------------------------------
May 11, 1998(a) through July 31,
  1998:
Shares sold.........................      28,827   $    248,383
Shares reacquired...................         (52)          (505)
                                      ----------   ------------
Net increase in shares
  outstanding.......................      25,775   $    247,878
                                      ----------   ------------
                                      ----------   ------------
Class Z
------------------------------------
May 11, 1998(a) through July 31,
  1998:
Shares sold.........................  10,028,100   $100,264,118
Shares reacquired...................      (2,072)       (20,159)
                                      ----------   ------------
Net increase in shares
  outstanding.......................  10,026,028   $100,243,959
                                      ----------   ------------
                                      ----------   ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       10

Financial Highlights (Unaudited)                   PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                    Class A             Class B             Class C
                                                                ---------------     ---------------     ---------------
                                                                May 11, 1998(a)     May 11, 1998(a)     May 11, 1998(a)
                                                                    Through             Through             Through
                                                                   July 31,            July 31,            July 31,
                                                                     1998                1998                1998
                                                                ---------------     ---------------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 10.00             $ 10.00             $ 10.00
                                                                     ------              ------               -----
Income from investment operations
Net investment income (loss).................................            --(d)             (.01)               (.01)
Net realized and unrealized loss on investment
   transactions..............................................         (1.14)              (1.14)              (1.14)
                                                                     ------              ------               -----
   Total from investment operations..........................          8.86                8.85                8.85
                                                                     ------              ------               -----
Net asset value, end of period...............................       $  8.86             $  8.85             $  8.85
                                                                     ------              ------               -----
                                                                     ------              ------               -----
TOTAL RETURN(c):.............................................        (11.40)%            (11.50)%            (11.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 1,148             $ 2,387             $   250
Average net assets (000).....................................       $   766             $ 1,426             $   160
Ratios to average net assets(b):
   Expenses, including distribution fees.....................          1.62%(b)            2.37%(b)            2.37%(b)
   Expenses, excluding distribution fees.....................          1.37%(b)            1.37%(b)            1.37%(b)
   Net investment income (loss)..............................           .16%(b)            (.65)%(b)           (.60)%(b)
Portfolio turnover rate......................................           .01%                .01%                .01%

                                                                   Class Z
                                                               ---------------
                                                               May 11, 1998(a)
                                                                   Through
                                                                  July 31,
                                                                    1998
                                                               ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $ 10.00
                                                                    ------
Income from investment operations
Net investment income (loss).................................          .01
Net realized and unrealized loss on investment
   transactions..............................................        (1.16)
                                                                    ------
   Total from investment operations..........................         8.85
                                                                    ------
Net asset value, end of period...............................      $  8.85
                                                                    ------
                                                                    ------
TOTAL RETURN(c):.............................................       (11.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $88,741
Average net assets (000).....................................      $93,009
Ratios to average net assets(b):
   Expenses, including distribution fees.....................         1.37%(b)
   Expenses, excluding distribution fees.....................         1.37%(b)
   Net investment income (loss)..............................          .51%(b)
Portfolio turnover rate......................................          .01%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of July 31, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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